UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004

NATROL, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices)  (Zip code)

(818) 739-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.

(a)          Previous Independent Auditors

On December 22, 2004, Natrol, Inc. (the “Company”), dismissed Deloitte & Touche LLP (“Deloitte”) as its independent audit firm. The decision to change the Company’s independent audit firm was approved by the Company’s Audit Committee.  Deloitte’s independent auditors’ reports on the Company’s consolidated financial statements for each of the fiscal years in the two-year period ended December 31, 2003 did not contain an adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2003 and the subsequent interim period through December 22, 2004, there were no disagreements with Deloitte on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s consolidated financial statements for such periods; and there were no reportable events as defined in Item 304(a) (1) (v) of Regulation S-K during the two fiscal years ended December 31, 2003 and the subsequent interim period through December 22, 2004.

The Company requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above and, if not, stating the respects in which it does not agree.  A copy of such letter is attached hereto as Exhibit 16 and is incorporated herein by reference.

(b)         New Independent Auditors

The Company has engaged Stonefield Josephson, Inc. to serve as the Company’s independent public accountants for the fiscal year ending December 31, 2004. During the fiscal years ended December 31, 2002 and 2003 and through the date hereof, the Company did not consult Stonefield Josephson, Inc. with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.

Item 9.01.      Exhibits

( C )       Exhibits

Exhibit (16)	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission Dated December 28, 2004	Filed with this document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATROL, INC.

/s/ Dennis Jolicoeur
Date: December 28, 2004	CFO

EXHIBIT INDEX

Exhibit Number	Description
16	Letter from Deloitte & Touche LLP to The Securities and Exchange Commission dated December 28, 2004	Filed with this document